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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   July 15, 1997


                                WFS FINANCIAL INC
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                     33-93068                33-0291646
(State or other jurisdiction        Commission File           IRS Employer
      of incorporation)                  Number           Identification Number

             23 PASTEUR                                        92618-3816
        IRVINE, CALIFORNIA
(Address of principal executive offices)                       (Zip Code)


                                  714-727-1000
              (Registrant's telephone number, including area code)






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ITEM 7:  Financial Statements and Exhibits.

         a. List of documents filed as a part of this report: Exhibit 99.1 - WFS Financial Inc's News Release of July 14, 1997


                                                WFS FINANCIAL INC
                                                a California Corporation

Dated:  July 15, 1997                           /s/ LEE A. WHATCOTT
                                                -----------------------------
                                                Lee A. Whatcott
                                                Executive Vice President,
                                                WFS Financial Inc